Exhibit 10.14

DATED THIS 29TH DAY OF MAY 2020

CONFIDENTIAL SETTLEMENT DEED

AMONG:

(1)	Splendid Days Limited

(2)	Ark Pacific Associates Limited

(3)	The9 Limited

(4)	China The9 Interactive Limited

(5)	GameNow.net (Hong Kong) Limited

(6)	Shanghai The9 Information Technology Co., Ltd.

(7)	Hui Ling Computer Technology Consulting (Shanghai) Co., Limited

(8)	Shanghai Shencaichengjiu Information Technology Co., Ltd.

CONFIDENTIAL SETTLEMENT DEED

EXECUTION VERSION

CONFIDENTIAL SETTLEMENT DEED

THIS CONFIDENTIAL SETTLEMENT DEED (this “Deed”) is made on the 29th day of May 2020

AMONG:

(1)	Splendid Days Limited, a company with limited liability incorporated under the laws of the British Virgin Islands (“SDL”);

(2)	Ark Pacific Associates Limited, a company with limited liability incorporated under the laws of the British Virgin Islands (“APAL”);

(3)	The9 Limited, an exempted company with limited liability incorporated and existing under the laws of the Cayman Islands;

(4)	China The9 Interactive Limited, a company incorporated under the laws of the Hong Kong SAR (“HKCo 1”);

(5)	GameNow.net (Hong Kong) Limited, a company incorporated under the laws of the Hong Kong SAR (“HKCo 2”);

(6)	Shanghai The9 Information Technology Co., Ltd. (上海第九城市信息技术有限公司), a company incorporated under the laws of the PRC (the “Operating Company”);

(7)	Hui Ling Computer Technology Consulting (Shanghai) Co., Limited (慧瓴计算机技术咨询（上海）有限公司), a company incorporated under the laws of the PRC (“Hui Ling”); and

(8)	Shanghai Shencaichengjiu Information Technology Co., Ltd. (上海神财诚久信息技术有限公司), a company incorporated under the laws of the PRC (“Shencai,” collectively with The9 Limited, HKCo 1, HKCo 2, the Operating Company, and Hui Ling, the “The9 Entities,” each a “The9 Entity”).

SDL, APAL, The9 Limited, HKCo 1, HKCo 2, the Operating Company, Hui Ling, and Shencai are collectively referred to as the “Parties” and each of them as a “Party.”

EXECUTION VERSION

WHEREAS:

A)	On November 24, 2015, SDL, The9 Limited, HKCo 1, HKCo 2, the Operating Company, China The9 Interactive (Shanghai) Limited (“WFOE 1”), and The9 Computer Technology Consulting (Shanghai) Co., Ltd (“WFOE 2”) entered into a Convertible Note and Warrant Purchase Agreement (the “CB Agreement”), pursuant to which The9 Limited issued Tranche A, Tranche B, and Tranche C Senior Convertible Notes (together, the “Notes”) to SDL on December 11, 2015 in the aggregate principal amount of USD 40,050,000;

B)	The9 Limited was due to repay the principal and the accrued interest thereon under the Notes to SDL on December 11, 2018 (the “Maturity Date”), but The9 Limited failed to repay SDL on the Maturity Date;

C)	SDL, The9 Limited, HKCo 1, HKCo 2, the Operating Company, WFOE 1, and WFOE 2 entered into a deed of settlement dated March 11, 2019 and four subsequent amendments thereto dated April 28, 2019, May 22, 2019, August 2019, and September 2019 concerning inter alia the repayment of the outstanding principal and accrued interest under the Notes to SDL (collectively, the “2019 Deed of Settlement”);

D)	Clause 6.4 of the 2019 Deed of Settlement provides that the liabilities of The9 Limited, HKCo 1, HKCo 2, the Operating Company, WFOE 1, and WFOE 2 under the 2019 Deed of Settlement shall be joint and several;

E)	On March 27, 2019, APAL and The9 Limited entered into a loan agreement pursuant to which APAL extended a loan of USD 5,000,000 to The9 Limited (the “APAL Loan Agreement”);

F)	On September 26, 2019, HKCo 1 and the Operating Company as vendors and Kapler Pte. Ltd (“Kapler”) as purchaser entered into an equity transfer agreement (股权转让协议) with respect to the sale of the equity interest in WFOE 1, WFOE 2, and Shanghai Kaie Information Technology Co., Ltd. (上海恺俄信息技术有限公司), as amended and supplemented from time to time (the “Equity Transfer Agreement”);

G)	As of the date of this Deed, The9 Limited has repaid the sum of USD 4,772,504 to SDL in partial repayment of the outstanding principal under the Notes;

EXECUTION VERSION

H)	As of the date of this Deed, The9 Limited has not made any repayments to APAL under the APAL Loan Agreement;

I)	As of the date of this Deed, the outstanding amount immediately due and payable: (a) in respect of principal and accrued interest under the Notes is USD 57,607,086 (as of May 29, 2020); and (b) in respect of principal under the APAL Loan Agreement is USD 5,000,000 (together, the “Outstanding Principal and Interest Liabilities”);

J)	On May 6, 2020, SDL obtained an injunction order from the Court of First Instance of the Hong Kong Special Administrative Region (the “Hong Kong Court”) prohibiting inter alia the The9 Entities from disposing of their assets worldwide up to the value of USD 55.5 million (the “Injunction Order”) in HCCT 21 of 2020 (the “Hong Kong High Court Proceedings”);

K)	On May 8, 2020, the Injunction Order was registered in the High Court of the Republic of Singapore (the “Singapore Court”) in case number HC/OS 453/2020 as a judgment (the “Singapore High Court Proceedings”);

L)	In or around April and May 2020, SDL reported to various banks, authorities and other parties (including but not limited to the Bank of East Asia (China) Limited, Shanghai Branch, the State Administration of Foreign Exchange (SAFE), People’s Bank of China, Shanghai Pudong Development Bank, and China Banking Regulatory Commission (the “Third Parties”)) alleging that the The9 Entities were involved in money-laundering and/or other improper business/commercial practices and/or that the Hong Kong Court had issued the Injunction Order; and

M)	On May 28, 2020, SDL commenced an arbitration proceeding seated in Hong Kong under the rules of the Hong Kong International Arbitration Centre with a panel of three arbitrators (the “Tribunal”) against inter alia The9 Limited, HKCo 1, HKCo 2, and the Operating Company alleging inter alia breaches of the Notes and the 2019 Deed of Settlement and seeking an order requiring inter alia The9 Limited, HKCo 1, HKCo 2, and the Operating Company to indemnify SDL for its losses (the “Arbitration”) (the Hong Kong High Court Proceedings, the Singapore High Court Proceedings and the Arbitration together, the “Proceedings”).

EXECUTION VERSION

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Parties to this Deed hereby agree as follows:

IT IS AGREED AS FOLLOWS:

1.	DEFINITIONS

In this Deed, unless the context otherwise requires, the following expressions have the following meanings:

“Additional ADS Issuance”	has the meaning ascribed to it in Section 3.5.3.
“ADS”	has the meaning ascribed to it in Section 3.1.2.
“Affiliate”	means with respect to a Person, a Person that Controls, is Controlled by or is under common Control with the said Person, and without limiting the generality of the foregoing, in the case of SDL, it shall also include (i) any of its direct and indirect shareholders, (ii) any of such shareholder’s or its general partners or limited partners, (iii) the fund manager managing or advising it or its shareholders (and general partners, limited partners and officers thereof) and other funds managed or advised by such fund manager, and (iv) trusts Controlled by or for the benefit of any such Person referred to in (i), (ii) or (iii), and (iv) any fund or holding company formed for investment purposes that is promoted, sponsored, managed, advised or serviced by SDL or any of the foregoing, as the case may be.
“APAL”	has the meaning ascribed to it in the Preamble.
“APAL Loan Agreement”	has the meaning ascribed to it in the Recitals.
“Arbitration”	has the meaning ascribed to it in the Recitals.

EXECUTION VERSION

“Business Days”	means any day that is not a Saturday, a Sunday, legal holiday or other day on which banks are required or authorized by Law to be closed in the PRC, New York or Hong Kong.
“CB Agreement”	has the meaning ascribed to it in the Recitals.
“Class A Ordinary Shares”	has the meaning ascribed to it in Section 3.4.1.
“Consent Award”	has the meaning ascribed to it in Section 4.2.1.
“Control” or “Controlled” (or any related term)	means the possession, directly or indirectly, of the power to direct or cause the direction of the management policies of a Person or to appoint or remove the majority of the members of the board of directors or other governing body of a Person, whether through the ownership of voting securities, by contract or proxy, as trustee, executor, agent or otherwise. For the purposes of this definition, a Person shall be deemed to Control another Person if such Person, directly or indirectly, owns or holds more than 50% of the voting equity interest in such another Person.
“Daily VWAP”	has the meaning ascribed to it in Section 3.5.1.
“Deed”	has the meaning ascribed to it in the Preamble.
“2019 Deed of Settlement”	has the meaning ascribed to it in the Recitals.
“Equity Transfer Agreement”	has the meaning ascribed to it in the Recitals.
“First Determination Date”	has the meaning ascribed to it in Section 3.5.2.

EXECUTION VERSION

“First Release Date”	has the meaning ascribed to it in Section 3.5.2.
“Group Companies”	means The9 Limited and its subsidiaries, each a “Group Company.”
“HKCo 1”	has the meaning ascribed to it in the Preamble.
“HKCo 2”	has the meaning ascribed to it in the Preamble.
“HKIAC”	means the Hong Kong International Arbitration Centre.
“Hong Kong Court”	has the meaning ascribed to it in the Recitals.
“Hong Kong High Court Proceedings”	has the meaning ascribed to it in the Recitals.
“Hui Ling”	has the meaning ascribed to it in the Recitals.
“Injunction Order”	has the meaning ascribed to it in the Recitals.
“Initial Share Issue Date”	has the meaning ascribed to it in Section 3.4.1.
“Initial Share Issuance”	has the meaning ascribed to it in Section 3.4.1.
“Initial Share Issuance”	has the meaning ascribed to it in Section 3.1.2.
“Kapler”	has the meaning ascribed to it in Recitals.
“Lock-Up”	has the meaning ascribed to it in Section 3.5.2.
“Maturity Date”	has the meaning ascribed to it in the Recitals.

EXECUTION VERSION

“Notes”	has the meaning ascribed to it in the Recitals.
“Onshore Bank Accounts”	has the meaning ascribed to it in Section 3.2.1.
“Onshore Settlement Amount”	has the meaning ascribed to it in Section 3.1.1.
“Operating Company”	has the meaning ascribed to it in the Preamble.
“Ordinary Shares”	has the meaning ascribed to it in Section 3.4.1.
“Outstanding Principal and Interest Liabilities”	has the meaning ascribed to it in the Recitals.
“Party” or “Parties”	has the meaning ascribed to it in the Preamble.
“Person”	means an individual or an entity, including a corporation, limited liability company, general or limited partnership, trust, association, or other business or investment entity.
“Proceedings”	has the meaning ascribed to it in the Recitals.
“Quarterly Deemed Realized Value”	has the meaning ascribed to it in Section 3.5.1.
“Quarterly Determination Price”	has the meaning ascribed to it in Section 3.5.1.

EXECUTION VERSION

“Relevant Agreements”	means the Notes, the CB Agreement, the APAL Loan Agreement and the 2019 Deed of Settlement
“SDL”	has the meaning ascribed to it in the Preamble.
“Second Determination Date”	has the meaning ascribed to it in Section 3.5.2.
“Second Release Date”	has the meaning ascribed to it in Section 3.5.2.
“Share Certificates”	has the meaning ascribed to it in Section 3.4.2.
“Share Value”	has the meaning ascribed to it in Section 3.1.2.
“Shencai”	has the meaning ascribed to it in the Preamble.
“Singapore Court”	has the meaning ascribed to it in the Recitals.
“Singapore High Court Proceedings”	has the meaning ascribed to it in the Recitals.
“The9 Entities” or “The9 Entity”	has the meaning ascribed to it in the Preamble.
“Third Parties”	has the meaning ascribed to it in the Recitals.
“Tribunal”	has the meaning ascribed to it in the Recitals.
“VWAP Trading Day”	has the meaning ascribed to it in Section 3.5.1.
“WFOE 1”	has the meaning ascribed to it in the Recitals.

EXECUTION VERSION

“WFOE 2”	has the meaning ascribed to it in the Recitals.

2.	INTERPRETATION

The following rules of interpretation shall apply to this Deed:

2.1	headings are used for convenience only and do not affect interpretation;

2.2	words importing the singular include the plural and vice versa, words importing a gender include every gender and references to persons include bodies corporate or unincorporated;

2.3	where a word or phrase is defined, its other grammatical forms have a corresponding meaning;

2.4	a reference to a Clause, Section or Appendix is to a clause, section or appendix, respectively, of this Deed;

2.5	a reference to any Party to this Deed or any other agreement or document includes that Party's successors and permitted assigns;

2.6	no provision of this Deed will be construed adversely to a Party solely on the ground that the Party was responsible for the preparation of this Deed or that provision;

2.7	where the consent or approval of a Party to this Deed is required hereunder to any act, matter or thing such requirement shall in the absence of any express stipulation to the contrary herein mean the prior written consent or approval (as the case may be) in the absolute and unfettered discretion of such Party;

2.8	references to writing shall include typewriting, printing, lithography, photography and other modes of reproducing words in a legible and non-transitory form;

2.9	references to any statute or statutory provision include, unless inconsistent with the context, a reference to that statute or statutory provision as modified, re-enacted or consolidated and in force from time to time, whether before or after the date of this Deed and any subordinate legislation made pursuant to it whether before or after the date of this Deed provided that, as between the Parties, no such modification, re-enactment or consolidation after the date of this Deed will apply to the extent it substantively changes any provision which is relevant to this Deed; and

EXECUTION VERSION

2.10	references to a person includes any individual, firm, company, corporation or other body corporate, government, state or agency of a state or any unincorporated association, joint venture or partnership (whether or not having a separate legal personality) and references to a person includes references to that person’s legal personal representatives and permitted assigns and reference to Parties will be construed accordingly.

3.	SETTLEMENT CONSIDERATION

3.1	As consideration for SDL’s waiver and release and termination of the Proceedings as set out in Section 4 below, the The9 Entities agree to undertake the following actions:

3.1.1	The Operating Company shall pay, and the The9 Entities shall procure the Operating Company to pay, RMB282,060,375 to a RMB-denominated bank account designated by SDL in clear funds and without any set-off, withholding or other reduction (the “Onshore Settlement Amount”) in accordance with section 3.2;

3.1.2	The9 Limited shall issue, and The9 Entities shall procure The9 Limited to issue, 32,400,000 Class A ordinary shares of the Company (the “Initial Share Issuance”) to SDL, representing an aggregate value of USD 7,560,000 (the “Share Value”) at a per Class A ordinary share price calculated based on a price of USD 0.70 per American depositary share of the Company (“ADS”) in accordance with section 3.4.

EXECUTION VERSION

3.2	Payment of RMB Onshore Settlement Amount

3.2.1	On the date of this Deed, the Operating Company shall pay, and the The9 Entities shall procure the Operating Company to pay the “Onshore Settlement Amount to SDL in clear funds and without any set-off, withholding or other deduction, of which, (i) RMB 200,000,000 shall be paid by telegraphic transfer to Onshore Bank Account A as set forth in Appendix I hereto, and (ii) the remaining RMB 82,060,375 shall be paid by telegraphic transfer to Onshore Bank Account B as set forth in Appendix I hereto, unless in each case otherwise notified by SDL in writing (email shall suffice). Onshore Bank Account A and Onshore Bank Account B are collectively referred to as the “Onshore Bank Accounts.”

3.3	[Reserved]

3.4	Issuance of Class A Ordinary Shares

3.4.1	In addition to the Onshore Settlement Amount specified in Section 3.2 and subject to SDL’s fulfilment of its obligations in Section 5.5 below, SDL shall be entitled to the issuance of the Class A Ordinary Shares as provided in this Section 3.4. As soon as practicable but no later than June 19, 2020 (such share issuance date, the “Initial Share Issue Date”), The9 shall issue 32,400,000 Class A ordinary shares of The9 Limited to SDL, representing an aggregate value of the Share Value at a per Class A ordinary share price calculated based on a price of USD 0.70 per ADS. For the avoidance of doubt, as of the date hereof, each ADS represents three (3) Class A ordinary shares, par value USD 0.01 per share (the “Class A Ordinary Shares”), of the Company.

EXECUTION VERSION

3.4.2	As soon as practicable but no later than the Initial Share Issue Date, the Company shall issue three share certificates, each representing 10,800,000 Class A Ordinary Shares, to SDL (the “Share Certificates”). The entries on the Register of Members of the Company and each Share Certificate shall be endorsed with the following legend:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (AS AMENDED, THE “SECURITIES ACT”) OR UNDER THE SECURITIES LAWS OF ANY OTHER JURISDICTIONS. THESE SECURITIES MAY NOT BE TRANSFERRED, SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED: IN THE ABSENCE OF (I) (A) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR (B) AN EXEMPTION OR QUALIFICATION UNDER APPLICABLE SECURITIES LAWS, AND (II) SATISFACTION OF THE CONDITIONS WITH RESPECT TO LOCK-UP SET FORTH IN SECTION [●] IN THE [●] DATED [●] ENTERED INTO BY AND BETWEEN [THE9 LIMITED, SPLENDID DAYS LIMITED AND OTHER PARTIES NAMED THEREIN]. ANY ATTEMPT TO TRANSFER, SELL, PLEDGE OR HYPOTHECATE THIS SECURITY IN VIOLATION OF THESE RESTRICTIONS SHALL BE VOID.

The Company hereby agrees and covenants that the Company shall instruct its share registrar to remove such restrictive legend from the Register of Members and issue new share certificate(s) with such restrictive legend removed immediately upon the satisfaction of the underlying conditions mentioned therein.

3.5	Lock-up

3.5.1	For the purpose of this section 3.5, unless otherwise defined, capitalized terms shall have the meanings assigned to them as follows:

“Incremental Deemed Realized Value” means, as of the last day of the nine-month period commencing from the First Release Date or the last day of any nine-month period commencing from the most recent Additional Share Issue Date, as applicable, the product of (i) the Incremental Determination Price multiplied by (ii) the sum of the Initial Share Issuance and all of the Additional Share Issuance(s), if any, then issued and outstanding;

EXECUTION VERSION

“Incremental Determination Price” means a determination price calculated based on the average of the Daily VWAP divided by the applicable number of Class A Ordinary Shares of the Company then represented by one ADS for each VWAP Trading Day in (i) the nine-month period commencing from the First Release Date, or (ii) any nine-month period commencing from the most recent Additional Share Issue Date, as applicable;

“Daily VWAP” means the volume-weighted average price per ADS of the Company as displayed under the heading “Bloomberg VWAP” on Bloomberg page (or its equivalent successor if such page is not available) relating to the Company in respect of the period from the scheduled open of trading until the scheduled close of trading of the primary trading session on such VWAP Trading Day (or if such volume-weighted average price is unavailable, the market value of one ADS on such VWAP Trading Day reasonably determined, using a volume-weighted average method, by a nationally recognized independent investment banking firm retained for this purpose by the Company). The “Daily VWAP” shall be determined without regard to afterhours trading or any other trading outside of the regular trading session trading hours;

“Three-month Deemed Realized Value” means, as of the First Determination Date or the Second Determination Date, as applicable, the product of (i) the Three-month Determination Price multiplied by (ii) the aggregate number of Class A Ordinary Shares released from Lock-up during the three-month period ending on the First Determination Date or the Second Determination Date, as applicable;

EXECUTION VERSION

“Three-month Determination Price” means a determination price calculated based on the average of the Daily VWAP divided by the applicable number of Class A Ordinary Shares of the Company then represented by one ADS for each VWAP Trading Day in a three-month period ending on the First Determination Date or the Second Determination Date, as applicable, (or, if such date is not a VWAP Trading Day, ending on the VWAP Trading Day immediately preceding such date);

“VWAP Trading Day” means a day on which trading in the ADSs (or other security for which Daily VWAP must be determined) generally occurs on the Nasdaq Stock Market or, if the ADSs (or such other security) are not then listed on the Nasdaq Stock Market, on the principal other U.S. national or regional securities exchange on which the ADSs (or such other security) are then listed or, if the ADSs (or such other security) are not then listed on a U.S. national or regional securities exchange, on the principal other market on which the ADSs (or such other security) are then admitted to trade; provided that if the ADSs (or such other security) are not so listed or admitted to traded, “VWAP Trading Day” means a Business Day;

3.5.2	For the period commencing from the Initial Share Issue Date to the Third Release Date, SDL shall not (i) offer, sell, agree to offer or sell, solicit offers to purchase, grant any call option or purchase any put option with respect to, pledge, borrow or otherwise dispose of, or (ii) enter into any swap, hedge or any other agreement that transfers, in whole or in part, the economic consequences of ownership of any Class A Ordinary Share from the Initial Share Issuance (the “Lock-up”), except for the Class A Ordinary Shares released from the Lock-up based on the following schedule:

(a)	one-third of the Initial Share Issuance shall be released from the Lock-up on the last day of the six-month period commencing from the Initial Share Issue Date (the “First Release Date”); and

EXECUTION VERSION

(b)	in the event that, as of the last day of the three-month period commencing from the First Release Date (the “First Determination Date”),

(i)	the Three-month Deemed Realized Value is less than the Share Value, another one-third of the Initial Share Issuance shall be released from the Lock-up on the business day immediately following the First Determination Date (the “Second Release Date”); or

(ii)	the Three-month Deemed Realized Value equals to or exceeds the Share Value, the remainder shares from the Initial Share Issuance that are still subject to the Lock-up shall be surrendered and cancelled for nil consideration. SDL shall return the Share Certificates representing such remainder shares from the Initial Share Issuance for cancellation and deliver any other documents or material necessary or appropriate to effect such surrender and cancellation.

(c)	in the event that, as of the last day of the three-month period commencing from the Second Release Date (the “Second Determination Date”),

(i)	the sum of the Three-month Deemed Realized Value ending on the First Determination Date and the Three-month Deemed Realized Value ending on the Second Determination Date is less than the Share Value, the remainder one-third of the Initial Share Issuance shall be released from the Lock-up on the business day immediately following the Second Determination Date (the “Third Release Date”); or

EXECUTION VERSION

(ii)	the sum of the Three-month Deemed Realized Value ending on the First Determination Date and the Three-month Deemed Realized Value ending on the Second Determination Date equals to or exceeds the Share Value, the remainder shares from the Initial Share Issuance that are still subject to the Lock-up shall be surrendered and cancelled for nil consideration. SDL shall return the Share Certificate representing such remainder shares from the Initial Share Issuance for cancellation and deliver any other documents or material necessary or appropriate to effect such surrender and cancellation.

3.5.3	Subject to the terms and conditions set forth in section 3.5.2 above, in the event that, as of (x) the last day of the nine-month period commencing from the First Release Date, or (y) the last day of any nine-month period commencing from the most recent Additional Share Issue Date (as defined below), the Incremental Deemed Realized Value is less than the Share Value, the Company shall issue additional Class A Ordinary Shares (the “Additional Share Issuance”) to SDL within 15 business days (each of such share issuance date, an “Additional Share Issue Date”) equal to (i) the difference between the Share Value and the most recent Incremental Deemed Realized Value divided by (ii) the Incremental Determination Price. The entries on the Register of Members of the Company and each share certificate for the Additional Share Issuance shall be endorsed with restrictive legend substantially similar to the one specified under section 3.4.2, for a period of at least six months from the applicable Additional Share Issue Date, in accordance with applicable securities laws, regulations and orders.

EXECUTION VERSION

3.5.4	If (i) the Company’s securities are no longer registered pursuant to Section 12(b) of the Securities Exchange Act of 1934, as amended, and listed on NASDAQ upon its issuance, (ii) the ADSs converted from the Initial Share Issuance and/or Additional Share Issuance(s) are not freely tradable or transferable on the ADS issuance date or any time thereafter, except for any customary restrictions imposed by Rule 144 of the Securities Act of 1933, as amended, or (iii) the Company receives a definitive notice from Nasdaq that the Company’s securities will be suspended from trading commencing from a specific date, upon the request of SDL, the The9 Entities shall immediately pay an amount equal to the remainder of Share Value, deducting the most recent Three-month Deemed Realized Value or Incremental Deemed Realized Value (as applicable), in clear funds and without any set-off, withholding or other education by a telegraphic transfer to the Offshore Bank Account, unless otherwise notified by SDL in writing (email shall suffice); provided that SDL shall surrender the Class A Ordinary Shares that are still subject to Lock-up, if any, for nil consideration in advance. The Company’s obligations under sections 3.5.2 and 3.5.3 shall terminate upon the determination of the earliest Three-month Deemed Realized Value or the Incremental Deemed Realized Value, as applicable, equalling to or exceeding the Share Value, as confirmed by both Parties in writing.

3.6	Cooperation

3.6.1	At its own expense, the The9 Entities shall, and shall cause each of the Group Companies and its officers, employees, agents, affiliates and attorneys to and use their best efforts to procure any relevant third party to, fully and promptly cooperate with SDL, its officers, employees, agents, affiliates and attorneys in connection with performance of the obligations contained in this Section 3.

3.6.2	Until the obligations of The9 Entities under this Section 3 have been fully discharged, should there be any share splits, share dividends, combinations, recapitalizations and similar events or any transaction which results in each ADS no longer representing three (3) Class A Ordinary Shares, parties shall make adjustments as necessary to ensure that the rights of SDL under this section 3 shall not be negatively impacted. Specifically, each of the Incremental Deemed Realized Value, Incremental Determination Price, Three-month Deemed Realized Value and Three-month Determination Price as calculated after any such transaction shall be no more than had the transaction not taken place.

EXECUTION VERSION

3.7	Late Payment Interest

3.7.1	Without prejudice to the rights, powers, privileges, remedies, and claims of SDL herein provided, at law, in equity or otherwise, the The9 Entities shall be liable to pay SDL interest at a rate of seven percent (7%) p.a. on any payment (or any part thereof) which is not paid by the The9 Entities punctually under this Deed or otherwise from its due date until the same is actually received by SDL in clear funds.

3.8	Delivery of ADSs

3.8.1	The Company agrees to deliver unrestricted and freely tradeable ADSs in respect of all Ordinary Shares issuable pursuant to this Section 3 to SDL (or any entity designated by SDL) on or prior to December 15, 2020. The waiver and release contemplated by Section 4 below will not be effective until such time as the requirements of this Section 3.8 are satisfied.

4.	WAIVER AND RELEASE; TERMINATION OF THE PROCEEDINGS

4.1	Waiver and Release

4.1.1	Upon the fulfilment of the obligations set out in Clause 3.2.1 above, and subject to this Clause 4:

(a)	SDL and APAL shall irrevocably and forever waive, release, acquit, discharge each of HKCo 1, HKCo 2, the Operating Company, Hui Ling, and Shencai and their direct or indirect subsidiaries, officers, directors, employees, and agents from all and every manner of claims, causes of action, liabilities, duties, obligations, demands, contracts, agreements, torts, covenants, controversies, debts, dues, deposits, or sums of money, whether sounding in contract or in tort or deriving from the application of any statute, rule or regulation, and whether arising at law, in equity or by contract, known or unknown, actual or potential, existing or future, fixed or contingent, arising prior to, through and/or after the date of the execution of this Deed arising out of, in relation to and/or in connection with the Outstanding Principal and Interest Liabilities, the Relevant Agreements, the Equity Transfer Agreement, and all amendments to the aforementioned agreements and all and any related arbitration proceedings and court proceedings in any jurisdiction, including but not limited to the Proceedings; and

(b)	HKCo 1, HKCo 2, the Operating Company, Hui Ling, and Shencai shall irrevocably and forever waive, release, acquit, discharge each of SDL and APAL and their officers, directors, employees, and agents from all and every manner of claims, causes of action, liabilities, duties, obligations, demands, contracts, agreements, torts, covenants, controversies, debts, dues, deposits, or sums of money, whether sounding in contract or in tort or deriving from the application of any statute, rule or regulation, and whether arising at law, in equity or by contract, known or unknown, actual or potential, existing or future, fixed or contingent, arising prior to, through and/or after the date of the execution of this Deed arising out of, in relation to and/or in connection with the Outstanding Principal and Interest Liabilities, the Relevant Agreements, the Equity Transfer Agreement, and all amendments to the aforementioned agreements and all and any related arbitration proceedings and court proceedings in any jurisdiction, including but not limited to the Proceedings.

EXECUTION VERSION

4.1.2	Upon the fulfilment of the obligations set out in Clause 3 above, and subject to this Clause 4:

(a)	SDL and APAL shall irrevocably and forever waive, release, acquit, discharge The9 Limited, its direct or indirect subsidiaries and its officers, directors, employees, and agents from all and every manner of claims, causes of action, liabilities, duties, obligations, demands, contracts, agreements, torts, covenants, controversies, debts, dues, deposits, or sums of money, whether sounding in contract or in tort or deriving from the application of any statute, rule or regulation, and whether arising at law, in equity or by contract, known or unknown, actual or potential, existing or future, fixed or contingent, arising prior to, through and/or after the date of the execution of this Deed arising out of, in relation to and/or in connection with the Outstanding Principal and Interest Liabilities, the Relevant Agreements, the Equity Transfer Agreement, and all amendments to the aforementioned agreements and all and any related arbitration proceedings and court proceedings in any jurisdiction, including but not limited to the Proceedings; and

(b)	The9 Limited shall irrevocably and forever waive, release, acquit, discharge each of SDL and APAL and their officers, directors, employees, and agents from all and every manner of claims, causes of action, liabilities, duties, obligations, demands, contracts, agreements, torts, covenants, controversies, debts, dues, deposits, or sums of money, whether sounding in contract or in tort or deriving from the application of any statute, rule or regulation, and whether arising at law, in equity or by contract, known or unknown, actual or potential, existing or future, fixed or contingent, arising prior to, through and/or after the date of the execution of this Deed arising out of, in relation to and/or in connection with the Outstanding Principal and Interest Liabilities, the Relevant Agreements, the Equity Transfer Agreement, and all amendments to the aforementioned agreements and all and any related arbitration proceedings and court proceedings in any jurisdiction, including but not limited to the Proceedings.

EXECUTION VERSION

4.1.3	Nothing in this Clause 4.1 shall waive claims arising out of, in relation to and/or in connection with this Deed.

4.1.4	Notwithstanding any provisions under this Deed, the entering into and/or any contents of this Deed shall not constitute any admission of liability, guilt, default or breach by any of the Parties under the Relevant Agreements and/or in relation to the Proceedings.

4.1.5	The The9 Entities acknowledge and agree that the terms of the foregoing release are understood and voluntarily accepted by them without duress or coercion, economic or otherwise, and that the The9 Entities have obtained sufficient information to intelligently exercise their own judgment regarding the terms of the foregoing release before executing this Deed.

4.2	Termination of the Proceedings

4.2.1	The The9 Entities and SDL shall take all steps necessary to ensure the prompt constitution of the Tribunal in the Arbitration. As soon as practicable but in no event later than three (3) Business Days after the later of (a) fulfilment of the obligations set out in Clause 3.2.1 above, and (b) constitution of the Tribunal, SDL and the The9 Entities shall jointly write to the Tribunal in the Arbitration to jointly request pursuant to Article 37.2(a) of the HKIAC Administered Arbitration Rules and section 66(1) of the Arbitration Ordinance (Cap. 609) that the Tribunal terminate the Arbitration and record the settlement in the form of an arbitral award on agreed terms and content substantially in the form set forth in Annex A to this Deed (the “Consent Award”); and

EXECUTION VERSION

4.2.2	As soon as practicable but in no event later than three (3) Business Days after fulfilment of the obligations set out in Clause 3.2.1 above, SDL and the The9 Entities in the Hong Kong High Court Proceedings shall file a consent summons with the Hong Kong Court for the discontinuance of the Hong Kong High Court Proceedings, the full and complete discharge of the Injunction Order and any ancillary orders including orders for disclosure against all 6 defendants therein and vacating the hearing scheduled for 3 August 2020 at 10:00 a.m. with 3 hours reserved, with no order as to costs. The The9 Entities shall procure Hui Ling, the 5th Defendant in the Hong Kong High Court Proceedings, and Shencai, the 6th Defendant in the Hong Kong High Court Proceedings, to execute the consent summons.

4.2.3	As soon as practicable but in no event later than three (3) Business Days after fulfilment of the obligations set out in Clause 4.2.2 above, SDL and the The9 Entities in the Singapore High Court Proceedings shall file a consent summons with the Singapore Court to set aside the registration of judgment with no order as to costs against all 6 defendants therein and discontinue all proceedings in the Singapore Court including but not limited to case number HC/OS 453/2020. The The9 Entities shall procure Hui Ling, the 5th Defendant in the Singapore High Court Proceedings, and Shencai, the 6th Defendant in the Singapore High Court Proceedings, to execute the consent summons.

EXECUTION VERSION

5.	EFFECTIVENESS OF THE DEED, CO-OPERATION AND NOTIFICATION TO THIRD PARTIES

5.1	The Deed shall take effect immediately upon payment of the Onshore Settlement Amount by the The9 Entities pursuant to Section 3.2.1 herein.

5.2	On the Business Day following the date on which SDL has duly received the Onshore Settlement Amount paid by the The9 Entities pursuant to Section 3.2.1 herein,- the Parties’ legal representatives (DLA Piper for the The9 Entities and Morrison & Foerster for SDL) shall physically exchange the Parties’ respective original executed Deed.

5.3	Following entry into effect of this Deed, The9 Entities shall provide SDL with a bank transfer application for the purpose of transferring the final instalment paid or to be paid by Kapler under the Equity Transfer Agreement in the total sum of USD 4,788,732 into the account at the Bank of East Asia (China) Limited, Shanghai Branch (Account Number: ) in the name of HKCo 1 to a bank account to be designated by the The9 Entities at its sole discretion. Within three (3) Business Days of receipt of the relevant bank transfer application, Mr. Lau Tak Kei, Arthur shall sign the bank transfer application and SDL’s legal representative, Morrison & Foerster, shall hand over the signed bank transfer application to DLA Piper, the legal representative of the The9 Entities.

EXECUTION VERSION

5.4	Upon The9 Entities’ written request, SDL must within three (3) Business Days use its best endeavourstake all reasonable steps to ensure the release of all deposits and interest in the account at the Bank of East Asia (China) Limited, Shanghai Branch (Account Number: ) to the The9 Entities, including but not limited to (i) procuring that the seal and/or signature of Mr. Lau Tak Kei, Arthur be removed from the account at the Bank of East Asia (China) Limited, Shanghai Branch (Account Number: ); (ii) provided that the The9 Entities have provided the relevant original remittance slip, instructing Morrison & Foerster (SDL’s legal representatives) to pass to DLA Piper (The9 Entities’ legal representatives) the original remittance slip duly signed and sealed by Mr. Lau Tak Kei, Arthur consenting to the transfer of all deposits and interest from the account at the Bank of East Asia (China) Limited, Shanghai Branch (Account Number: ) to a bank account to be designated by The9 Entities in writing (by email will suffice); and (iii) in the event the Bank of East Asia (China) Limited, Shanghai Branch requires the closure of the bank account (Account Number: ), procuring Mr. Lau Tak Kei, Arthur to take all reasonable steps to facilitate the closure of the bank account as well as the remittance of all deposits and interest therein to a bank account to be designated by the The9 Entities in writing (by email will suffice).

5.5	Each Party must use its best endeavours to help any other Party carry into effect the terms of this Deed. The The9 Entities and SDL must use their best endeavours to facilitate the termination of the Proceedings, and the issuance of a Consent Award under the Arbitration, including but not limited to as specified in Section 4.2 and Section 5.3 above.

EXECUTION VERSION

5.6	As a condition precedent to the The9 Entities’ issuance of shares to SDL pursuant to Section 3.4 of this Deed, within seven (7) Business Days from the date on which the Parties file the consent summons pursuant to Section 4.2.2 of this Deed, SDL shall send letters substantially in the form and contents set out in the template annexed as Annex B to this Deed (the “Letters”) to all Third Parties. Evidence of courier and copies of the Letters sent to these Third Parties shall be provided to the The9 Entities within three (3) Business Days from the date of sending.

5.7	For the avoidance of doubt, it is understood and agreed by the Parties that payment of the Onshore Settlement Amount by the The9 Entities to SDL pursuant to Clause 3.2.1 of this Deed shall be made using the funds subject to the Injunction Order. SDL and APAL hereby expressly consent to the application of any fund by Hui Ling from its bank account at Bank of Shanghai, Puxi Branch (Account Number: ) and/or Shencai from its bank account at China Merchant Bank, Huaihai Branch (Account Number: ), which are currently subject to the Injunction Order, for the purpose of paying the Onshore Settlement Amount through the Operating Company pursuant to Section 3.2.1 of this Deed. SDL shall:

5.7.1	waive and release The9 Entities from any and all liability they may have in relation to such application of fund;

5.7.2	be refrained from taking any action to cite The9 Entities and/or any of their officers, directors, employees and agents for contempt of court for that reason;

5.7.3	agree and provide all necessary cooperation and/or consent to enable the The9 Entities to lawfully use any funds now subject to the Injunction Order to comply with Section 3 of this Deed; and

EXECUTION VERSION

5.7.4	For the avoidance of doubt, the contents of this Section 5.6 constitutes a written agreement between the Defendants and the Plaintiff of the Hong Kong High Court Proceedings and the Singapore High Court Proceedings to vary the terms of the Injunction Order pursuant to paragraph 14 of the Injunction Order:- “The Defendants may agree with the Plaintiff’s solicitors that the above spending limits or limits on dealing with or disposal of assets should be increased or that this Order should be varied in any other respect, but any such agreement must be in writing”.

6.	REPRESENTATIONS AND CONVENANTS BY THE9 ENTITIES

6.1	Each of the The9 Entities has been duly incorporated and is validly existing under the laws of its place of incorporation.

6.2	Each of the The9 Entities has the right, power and authority, and has taken all actions necessary, to execute, deliver and exercise its rights, and perform its obligations, under this Deed.

6.3	This Deed has been duly executed and delivered by each of the The9 Entities and, assuming the due authorization, execution and delivery by the other Parties, constitutes a legal, valid and binding obligation of such, enforceable against each of the The9 Entities in accordance with its terms.

6.4	The execution and delivery of this Deed will not contravene or result in a contravention of:

6.4.1	the memorandum and articles of association or other constituent or constitutive documents of each of the The9 Entities;

6.4.2	any agreement or instrument to which each of the The9 Entities is a party or by which each of the The9 Entities is bound;

6.4.3	any order, judgment or decree of any court or governmental agency to which the Investor is a party or by which each of the The9 Entities is bound or submits; or

EXECUTION VERSION

6.4.4	any applicable law to which each of the The9 Entities is subject to.

6.5	With the exception of the Proceedings, none of the The9 Entities is involved in or the subject of, either on its own account or vicariously, any legal proceeding, arbitration or tribunal proceeding, prosecution or any governmental or regulatory investigation is pending or threatened, by or against such The9 Entity, and there are no circumstances which may lead to any such legal proceeding, arbitration or tribunal proceeding, prosecution or governmental or regulatory investigation, which may materially affect the payments as contemplated under this Deed.

6.6	There are no insolvency proceedings of any character whatsoever, including, without limitation, any insolvency resolution application, bankruptcy, receivership, reorganization, compromise, or an arrangement with creditors, voluntary or involuntary, affecting any Group Company or any The9 Entity which have been filed are pending or have been threatened in writing, and none of the Group Companies or The9 Entities has made any assignment for the benefit of creditors. With respect to any Group Company and/or its assets, no liquidator, provisional liquidator, receiver or administrator has been appointed and, no proceedings have been filed under which such a liquidator, provisional liquidator, receiver or an administrative receiver might be appointed. None of the Group Companies is insolvent or unable pay its financial debts as they fall due (other than the Default); or (y) will become insolvent or unable to pay its financial debts as they fall due.

7.	CONFIDENTIALITY

7.1	The Parties undertake from the date hereof that unless otherwise provided for under this Deed, they will keep the nature and circumstances of the Proceedings, the fact of settlement and also the existence and terms of this Deed confidential and will not at any time hereafter divulge or communicate the same to any person, except:

7.1.1	as may be agreed upon in writing by the Parties;

7.1.2	to their respective legal advisers;

EXECUTION VERSION

7.1.3	as required by any law or regulatory requirement but limited to the extent of that legal obligation or requirement;

7.1.4	to the extent that such information is already in the public domain (other than as a result of any Parties’ breach of this Deed);

7.1.5	to the Parties’ litigation funder, insurers or reinsurers and their respective employees and professional advisers;

7.1.6	to any brokers and potential insurers and their respective employees and professional advisers solely for the purpose of providing full disclosure in connection with obtaining future professional indemnity insurance;

7.1.7	to the extent reasonably required to give effect to the terms of this Deed; and

7.1.8	for purposes of facilitating the issuance or enforcement of the arbitral award jointly requested by the Parties.

7.2	Notwithstanding Section 7.1 above, if any Party receives enquiries (whether from the media or otherwise) relating to the Proceedings or the settlement thereof, the Party’s response shall be that the matter has been settled to the Parties’ mutual satisfaction and the Proceedings have been dismissed with no order as to costs.

EXECUTION VERSION

8.	NOTICES

8.1	Any notices, requests, claims, demands, waivers and other communications required or permitted under this Deed shall be in writing and shall be delivered: (a) by reliable overnight delivery service; (b) by hand; or (c) by facsimile, and/or electronic mail, provided that such notice shall also be delivered by reliable overnight delivery service:

if to any of The9 Entities:

George Lai

17/F, No.130 Wu Song Road,

Hongkou District,

Shanghai, China

if to SDL and APAL:

Arthur Lau

Suite 62, 6/F New Henry House

10 Ice House Street

Central, Hong Kong

or in any such case to such other address, facsimile number, electronic mail address, or telephone as any Party may, from time to time, designate in a written notice given in a like manner. Notices shall be deemed given when left at the address of the party being served.by overnight delivery service or, hand.

9.	GOVERNING LAW

9.1	The formation, existence, construction, performance, validity and all aspects whatsoever of this Deed or of any term of this Deed will be governed by the laws of the State of New York without regard to any choice of laws or conflict of laws provisions that would require the application of the laws of any other jurisdiction.

EXECUTION VERSION

10.	ARBITRATION

10.1	Any dispute, controversy, difference, proceedings or claim arising out of or in relating to this Deed, including the existence, validity, interpretation, performance, breach or termination thereof or any dispute regarding non-contractual obligations arising out of or relating to it shall be referred to and finally resolved by arbitration administered by the HKIAC under the HKIAC Administered Arbitration rules in force when the notice of arbitration is submitted. The seat of arbitration shall be Hong Kong. The number of arbitrators shall be three. The arbitration proceedings shall be conducted in English. The arbitration award issued in accordance with this clause shall be final and binding on the parties.

11.	MISCELLANEOUS

11.1	This Deed shall inure to the benefit of, and be binding upon the Parties and their heirs and permitted successors and assigns.

11.2	This Deed shall not be assignable by any Party without the prior written consent of each of the other Parties, except as provided hereunder.

11.3	Nothing in this Deed shall constitute or be deemed to constitute a partnership between the Parties or constitute one the agent of another and none of the Parties shall do or suffer anything to be done whereby it shall or may be represented that it is the partner or agent of a Party hereto (save as aforesaid) unless such Party is appointed partner or agent of that other Party with the consent in writing of that Party.

11.4	The liabilities of The9 Entities under this Deed shall be joint and several.

11.5	This Deed does not create, and shall not be construed as creating, any rights enforceable by any Person not a party to this Deed.

11.6	Each of the Parties shall bear the expenses incurred by that Party in connection with negotiating, preparing and executing this Deed and any other document required by this Deed, including without limitation all fees and disbursements of counsel and accountants retained by such Party.

EXECUTION VERSION

11.7	This Deed contains the entire understanding of the Parties with respect to the subject matter herein contained and may be amended, modified, supplemented or altered only by a writing duly executed by all of the Parties (or their duly authorized representatives), and any other prior agreements or understandings, whether oral or written, are entirely superseded hereby.

11.8	No modification, waiver or extension of any of the provisions of this Deed shall be effective unless such modification, waiver or extension shall be in writing and signed by each of the Parties.

11.9	A waiver of any term, provision or condition of, or consent granted under, this Deed will be effective only if given in writing and signed by the waiving or consenting Party and then only in the instance and for the purpose for which it is given. No failure or delay by a Party in exercising any right, power, remedy or privilege under this Deed shall operate as a waiver thereof, nor shall any single or partial exercise of the same preclude any further exercise thereof or the exercise of any other right, power or remedy.

11.10	To the maximum extent permissible by law, the rights and remedies herein provided are exclusive of any rights or remedies provided by law.

11.11	The captions of the various clauses and sections of this Deed have been inserted for the purpose of convenience of reference only, and such captions are not a part of this Deed and shall not be deemed in any manner to modify, explain, enlarge or restrict any of the provisions of this Deed.

11.12	This Deed may be executed in any number of counterparts, each of which when executed will be an original but together will constitute one and the same agreement. Transmission of an executed counterpart of this Deed by e-mail (in PDF, JPEG or other agreed format) shall take effect as delivery of an executed counterpart of this Deed. If such method of delivery is adopted by a Party, without prejudice to the validity of the agreement thus made, that Party shall provide the other Parties with the original of such counterparty within seven (7) Business Days of the execution of this Deed.

EXECUTION VERSION

11.13	If any provision or provisions of this Deed, or any portion of any provision hereof, shall be deemed invalid or unenforceable pursuant to a final determination of any court of competent jurisdiction or as a result of future legislative action, such determination or action shall be construed so as not to affect the validity or enforceability hereof and shall not affect the validity or effect of any other portion hereof, unless, as a result of such determination or action, the consideration to be received or enjoyed by any Party hereto would be materially impaired or reduced.

11.14	The Parties agree that they will execute and deliver, or cause to be executed and delivered, to each other such further instruments, and take such other action as may be necessary to effect the intent of this Deed.

[Signature pages to follow]

Appendix I

EXECUTION VERSION

ANNEX A

EXECUTION VERSION

ANNEX B

IN WITNESS WHEREOF the Parties have executed this deed on the date first above written.

Executed as a deed	)
by affixing the common seal of	)
Splendid Days Limited	)
in the presence of:	)	/s/ Authorized Signatory
	)	Name: Authorized Signatory
	)	Title: Director
) )
/s/ Authorized Signatory
Signature of witness		Name:
Name of witness: Authorized Signatory		Title: Director/ Secretary

EXECUTION VERSION

IN WITNESS WHEREOF the Parties have executed this deed on the date first above written.

Executed as a deed	)
by affixing the common seal of	)
Ark Pacific Associates Limited	)
in the presence of:	)	/s/ Authorized Signatory
	)	Name: Authorized Signatory
	)	Title: Director
) )
/s/ Authorized Signatory
Signature of witness		Name:
Name of witness: Authorized Signatory		Title: Director/ Secretary

EXECUTION VERSION

IN WITNESS WHEREOF the Parties have executed this deed on the date first above written.

Executed as a deed	)
by affixing the common seal of	)
The9 Limited	)
in the presence of:	)	/s/ George Lai
	)	Name: George Lai
	)	Title: Director
) )
/s/ Authorized Signatory
Signature of witness		Name:
Name of witness: Authorized Signatory		Title: Director/ Secretary

EXECUTION VERSION

IN WITNESS WHEREOF the Parties have executed this deed on the date first above written.

Executed as a deed	)
by affixing the common seal of	)
China The9 Interactive Limited	)
in the presence of:	)	/s/ George Lai
	)	Name: George Lai
	)	Title: Authorized Signatory
) )
/s/ Authorized Signatory
Signature of witness		Name:
Name of witness: Authorized Signatory		Title: Director/ Secretary

EXECUTION VERSION

IN WITNESS WHEREOF the Parties have executed this deed on the date first above written.

Executed as a deed	)
by affixing the common seal of	)
GameNow.net (Hong Kong) Limited	)
in the presence of:	)	/s/ George Lai
	)	Name: George Lai
	)	Title: Authorized Signatory
) )
/s/ Authorized Signatory
Signature of witness		Name:
Name of witness: Authorized Signatory		Title: Director/ Secretary

EXECUTION VERSION

IN WITNESS WHEREOF the Parties have executed this deed on the date first above written.

Executed as a deed	)
by affixing the common seal of	)
Shanghai The9)
Information Technology Co., Ltd.	)	/s/ Hui Yang
上海第九城市信息技术有限公司	)	Name: Hui Yang
in the presence of:	)	Title: Legal Representative
) )
/s/ Xiaoyan Hu
Signature of witness		Name:
Name of witness: Xiaoyan Hu		Title: Director/ Secretary

EXECUTION VERSION

IN WITNESS WHEREOF the Parties have executed this deed on the date first above written.

Executed as a deed	)
by affixing the common seal of	)
Hui Ling Computer Technology Consulting (Shanghai) Co., Limited	) )	/s/ Wei Ji
慧瓴计算机技术咨询（上海）有限公司	)	Name: Wei Ji
in the presence of:	)	Title: Legal Representative
)
) )
/s/ Xiaoyan Hu		Name:
Signature of witness		Title: Director/ Secretary

Name of witness: Xiaoyan Hu

EXECUTION VERSION

IN WITNESS WHEREOF the Parties have executed this deed on the date first above written.

Executed as a deed	)
by affixing the common seal of	)
Shanghai Shencaichengjiu Information	)
Technology Co., Ltd.	)	/s/ Zhimin Lin
上海神财诚久信息技术有限公司	)	Name: Zhimin Lin
in the presence of:	)	Title: Legal Representative
) )
/s/ Xiaoyan Hu
Signature of witness		Name:
Name of witness: Xiaoyan Hu		Title: Director/ Secretary